POWER OF ATTORNEY                               Exhibit 24

The undersigned hereby constitutes and appoints

Pamela Sergeeff, Sandy Kalina, Bonnie Bigelow,

and Anna Felix signing singly, the undersigned's

true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the

undersigned's capacity as an officer and/or director of

TiVo Corporation, a Delaware corporation, (the "Company"),

any Initial Statement of Beneficial Ownership of

Securities (Form 3), Statement of Changes of Beneficial

Ownership (Form 4)and any Annual Statement of Changes in

Beneficial Ownership (Form 5) (including any amendments

thereto) in accordance with Section 16(a) of the

Securities Exchange Act of 1934 and the rules thereunder;

(2) do and perform any and all acts for and on behalf of

the undersigned which may be necessary or desirable to

complete and execute any such Form 3, 4, or 5, complete

and execute any amendment or amendments thereto,

and timely file such form with the United States

Securities and Exchange Commission and any stock

exchange or similar authority; and

(3) take any other action of any type whatsoever in

connection with the foregoing which, in the opinion

of such attorney-in-fact, may be of benefit to,

in the best interest of, or legally required by,

the undersigned, it being understood that the documents

executed by such attorney-in-fact on behalf of

the undersigned pursuant to this Power of Attorney shall

be in such form and shall contain such terms and conditions

as such attorney-in-fact may approve in such

attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-in-fact

full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be

done in the exercise of any of the rights and powers herein

granted, as fully to all intents and purposes as the

undersigned might or could do if personally present, with

full power of substitution or revocation, hereby ratifying

and confirming all that such attorney-in-fact, or such

attorney-in-fact's substitute or substitutes, shall

lawfully do or cause to be done by virtue of this power of

attorney and the rights and powers herein granted. The

undersigned acknowledges that the foregoing attorneys-in-fact,

in serving in such capacity at the request of the undersigned,

are not assuming, nor is the Company assuming, any of the

undersigned's responsibilities to comply with Section 16 of

the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3,

4, and 5 with respect to the undersigned's holdings of and

transactions in securities issued by the Company, unless

earlier revoked by the undersigned in a signed writing

delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of

Attorney to be executed this 6th day of September, 2016.

Name: Jeffrey T Hinson

Signature:  /s/Jeffrey T Hinson